THIRD AMENDMENT TO
                          WAREHOUSING CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO WAREHOUSING CREDIT AGREEMENT (this "Amendment") is made and entered into as of July 11, 2002, by and among PLM EQUIPMENT GROWTH FUND V, a California limited partnership ("EGF V"), PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I"), and ACQUISUB, LLC, a Delaware limited liability company ("Acquisub") (EGV V, EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders from time to time party to the Loan Agreement (defined below) and defined as Lenders therein ("Lenders"), and COMERICA BANK-CALIFORNIA ("Bank"), successor by merger to IMPERIAL BANK not in its individual capacity, but solely as agent (in such capacity, the "Agent").

                                    RECITALS

     A. Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Warehousing Credit Agreement dated as of April 13, 2001, by and among the Borrowers (other than EGF V), FSI, Agent, and the Lenders, as amended by that First Amendment to Warehousing Credit Agreement, dated as of December 21, 2001, by and among the Borrowers (other than EGF V), FSI, Agent and the Lenders and that Second Amendment to Warehousing Credit Agreement, dated as of April 12, 2002, by and among the Borrowers, FSI, Agent and the Lenders (as the same may from time to time be further modified, amended, supplemented, restated or superseded, the "Loan Agreement"). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     B.     Borrowers  and  FSI  have  requested  the  Lenders to amend the Loan
Agreement to (i) extend the Commitment Termination Date, and (ii) amend the Operating Cash Flow Coverage Ratio covenant, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Lenders and Agent hereby agree as follows:
     SECTION  1.     AMENDMENT  TO  DEFINITIONS.

          1.1     AMENDMENT  TO  DEFINITION  OF  "COMMITMENT  TERMINATION
DATE." The definition of "Commitment Termination Date" contained in Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "COMMITMENT  TERMINATION  DATE"  means  June  30,  2003.

          1.2 AMENDMENT TO DEFINITION OF "OPERATING CASH FLOW COVERAGE RATIO." The definition of "Operating Cash Flow Coverage Ratio" contained in
Section 1.1 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "OPERATING CASH FLOW COVERAGE RATIO" means, as measured separately for each Equipment Growth Fund as at any date of determination, the ratio of (a) Consolidated EBIDA of such Equipment Growth Fund adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of Consolidated EBIDA to (b) the sum of (i) the aggregate amount of principal payments due on Consolidated Funded Debt of such Equipment Growth Fund (excluding the Loans) during the four consecutive fiscal quarters immediately succeeding such date plus (ii)
Consolidated Interest Expense of such Equipment Growth Fund plus (iii) twenty-five percent (25%) of the aggregate principal amount of the Loans outstanding for such Equipment Growth Fund on such date (excluding principal amounts of Loans outstanding for ninety (90) days or less). Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date.

          1.3 AMENDMENT TO DEFINITION OF "CONSOLIDATED EBIDA." The definition of "Consolidated EBIDA" contained in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "CONSOLIDATED EBIDA" means, for any Equipment Growth Fund, as measured as at any date of determination for any period on a consolidated basis, the sum of (a) the Consolidated Net Income of such Equipment Growth Fund, plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, plus (c) Consolidated Interest Expense, plus (d) non-liquidating cash distributions received from USPE's, and in the cases of clauses (b) and (c) above, each to the extent included in the determination of Consolidated Net Income.

     SECTION  2.  AMENDMENTS  TO  FINANCIAL  COVENANTS.

          2.1     AMENDMENT  TO  MINIMUM  OPERATING  CASH  FLOW  COVERAGE
RATIO. Section 7.1 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          Each Equipment Growth Fund shall maintain an Operating Cash Flow Coverage Ratio of not less than 1.25:1.00.

          2.2 FUNDED DEBT RATIO COVENANT. The following paragraph is inserted immediately following Section 7.4 of the Loan Agreement:

          AcquiSub covenants and agrees that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including without limitation, all Loans evidenced by the Notes, unless Requisite Lenders shall otherwise consent in writing, AcquiSub shall cause PLMI to maintain a Funded Debt Ratio of not greater than 1.0:1.0, all in accordance with the PLMI Letter.

     SECTION 3. CONDITIONS PRECEDENT. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          3.1 EXECUTED AMENDMENT. Agent shall have received this Amendment duly executed and delivered by FSI and each Borrower, and the same shall have become effective.

          3.2 MATERIAL ADVERSE EFFECT. No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Loan Agreement, as determined by Agent in its sole discretion; and

          3.3 PAYMENT OF FEES. Agent shall have received reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

     SECTION 4. LIMITED AMENDMENT. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Each of Borrower and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower or FSI, as applicable.

     SECTION 6. GOVERNING LAW. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     SECTION 7. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan
Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and/or their affiliates.

     SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.























     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:                    PLM  EQUIPMENT  GROWTH  FUND  V

                              BY  PLM  FINANCIAL  SERVICES,  INC.,
                              ITS  GENERAL  PARTNER


                              By  ______________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer

                              PLM  EQUIPMENT  GROWTH  FUND  VI

                              BY  PLM  FINANCIAL  SERVICES,  INC.,
                              ITS  GENERAL  PARTNER


                              By  ______________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer

                              PLM  EQUIPMENT  GROWTH  &  INCOME
                              FUND  VII

                              BY  PLM  FINANCIAL  SERVICES,  INC.,
                              ITS  GENERAL  PARTNER


                              By  _______________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer

                              PROFESSIONAL  LEASE
                              MANAGEMENT  INCOME  FUND  I,  L.L.C.

                              BY  PLM  FINANCIAL  SERVICES,  INC.,
                              ITS  MANAGER


                              By  ________________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer




                              ACQUISUB,  LLC

                              BY  PLM  FINANCIAL  SERVICES,  INC.
                              ITS  MANAGER


                              By  _______________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer


FSI:                          PLM  FINANCIAL  SERVICES,  INC.

                              By  _______________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer


LENDERS:                      COMERICA  BANK-CALIFORNIA,
                              successor  by  merger  to  Imperial  Bank

                              By  ________________________________
                              Misako  Noda
                              Vice  President

                              PFF  BANK  &  TRUST
                              By  ________________________________
                              Steve  Capps
                              Vice  President


AGENT:                        COMERICA  BANK-CALIFORNIA,
                              successor  by  merger  to  Imperial  Bank

                              By  ________________________________
                              Misako  Noda
                              Vice  President









The undersigned Guarantors under the Multiparty Guaranty dated as of April 13, 2001 (the "Guaranty") hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers under the Loan Agreement, as amended pursuant to this Amendment.

Executed  as  of  July  11,  2002.

                              PLM  INTERNATIONAL,  INC.


                              By  ___________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer


                              PLM  FINANCIAL  SERVICES,  INC.
                              By  ___________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer


                              PLM  TRANSPORTATION  EQUIPMENT
                              CORPORATION
                              By  ___________________________
                              Stephen  M.  Bess
                              President  and  Chief  Executive  Officer